UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 2004

                               Movie Gallery, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-24548                63-1120122
(State or other jurisdiction        (Commission File          (IRS Employer
      of incorporation)                 Number)           Identification Number)

      900 West Main Street
         Dothan, Alabama                                          36301
(Address of principal executive offices)                        (Zip Code)

                                 (334) 677-2108
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

      On November 19, 2004, the Company issued a press release confirming it has delivered a proposal to acquire Hollywood Entertainment Corporation. A copy of the press release is attached hereto as Exhibit 99.1 .

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

      99.1  Press Release dated November 19, 2004


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MOVIE GALLERY, INC.

Date: November 19, 2004

                                                   BY: /s/ Ivy M. Jernigan
                                                       -------------------------
                                                       Ivy M. Jernigan
                                                       Senior Vice President and
                                                       Chief Financial Officer


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                                INDEX TO EXHIBITS

      EXHIBIT NO.       DESCRIPTION
      -----------       -------------------------------------

         99.1           Press Release dated November 19, 2004


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